SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 27, 1999




                               WOOD BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



 Delaware                               0-22034                  34-1742860
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)



 124 East Court, Bowling Green, Ohio                             43402-2259
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (419) 352-3502



                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

     On May 27, 1999, the Registrant issued the attached press release announcing the date of the special meeting of stockholders.

Item 7. Financial Statements and Exhibits

     (a)  Exhibits

          99.  Press release, dated May 27, 1999.


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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WOOD BANCORP, INC.




Date: May 27, 1999                  By:/s/ Richard L. Gordley
      -------------                    -----------------------------------------
                                       Richard L. Gordley, President and Chief
                                         Executive Officer


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